Exhibit 99.1

OMNIQ’S AI BASED MACHINE VISION “Q-SHIELD™” WINS A NEW PROJECT IN SOUTH AMERICA.

●	In partnership with a multibillion dollar publicly traded high tech defense and homeland security company, the new award involves the deployment of 55 Q-Shield systems based on patented AI neural network algorithm, across a district of the State of Uruguay.

●	omniQ’s AI – Machine Vision proprietary technology is deployed worldwide from Himalaya to South America, the Gulf, Israel, and the US including airports, cities and universities.

SALT LAKE CITY, June 22nd, 2023 — OMNIQ Corp. (NASDAQ: OMQS) (“OMNIQ” or “the Company”), a provider of Artificial Intelligence (AI)-based solutions, today announced that the Company has received a new order for its AI based Machine Vision solution “Q-Shield” in South America.

CEO Shai Lustgarten stated, “In partnership with a multibillion-dollar publicly traded high-tech defense and homeland security company, we have reached a remarkable milestone with the new order from a state which we have previously supplied. This achievement underscores the company’s unwavering commitment to making a positive and lasting impact on the lives of individuals residing in some of the world’s most sensitive areas. The first contract garnered exceptional success and recognition, positioning OMNIQ as a formidable contender for the esteemed Premio Alas de la Asociación Latinoamericana de Seguridad award due to our unmatched performance.

Building upon this foundation, OMNIQ’s expertise and dedication has led to an expansion of the contract, encompassing additional sensors and features. One of omniQ’s key differentiators lies in our cutting-edge technology, empowering the company to identify precise details such as vehicle make, model, color, and differentiate among various license plate styles and conditions. This distinctive capability sets us apart from the competition and enables the provision of a comprehensive safe city solution. By arming authorities and emergency personnel with real-time data, our technology triggers proactive actions that contribute to a safer city environment.

This new award involves the deployment of an additional 55 cameras and a state-of-the-art software system in several cities across Uruguay. With utmost confidence, we anticipate these cities will witness tangible results, as the company’s system has consistently demonstrated its ability to positively impact the everyday lives of citizens in various deployed locations. As evidence of OMNIQ’s continued success, the interest in its proprietary technology remains robust, with a substantial backlog of projects awaiting implementation in both the US and overseas. This resounding validation further underscores the recognition and trust that customers and stakeholders place in OMNIQ’s unrivaled solutions.

CEO Shai Lustgarten concluded, “omniQ’s relentless pursuit of excellence and the transformative influence it continues to exert worldwide position our company as a trailblazer in the industry. With each new milestone reached, we reinforce our position as a leader committed to delivering unparalleled solutions that enhance security and improve the quality of life for communities globally.”

Q Shield, OMNIQ’s AI-based machine vision Vehicle Recognition System (VRS) uses patented Neural Network algorithms that imitate human brains for pattern recognition and decision-making. More than 17,000 OMNIQ AI based machine vision sensors are installed worldwide today, including approximately 7,000 in the U.S. in airports, cities and universities. Based on superior accuracy and patented features like identification of make and color combined with superior accuracy based on the sophisticated algorithm and machine learning that largely depends on accumulated data provided by thousands of sensors already deployed. omniQ’s AI based solution is deployed worldwide for public safety, terror prevention, access control and automation of parking. The technology has successfully performed in the most sensitive areas of the Middle East, South America, the Far East and the USA.

About OMNIQ Corp:

OMNIQ Corp. provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, oil, gas, and chemicals.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023 and the fast casual restaurant sector expected to reach $209 billion by 2027.

For more information please visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.